Earnings per Share	12 Months Ended
Jun. 30, 2026
Earnings per Share [Abstract]
Earnings per Share
9.	Earnings per Share

The following table reflects the profit or loss and number of shares used in the basic and diluted earnings per share (EPS) computations:

	2026	2025	2024
Profit/(loss) attributable to equity holders of Elevra Lithium Limited ($’000)	43,068	(190,509)	(66,484)
Weighted average number of ordinary shares (‘000)
Basic earnings per share denominator (1)	156,006	71,864	66,853
Ordinary shares contingently issuable (2)	4,446	–	–
Diluted earnings per share denominator	160,452	71,864	66,853
Earnings per share (cents)
Basic	27.61	(265.10)	(99.45)
Diluted	26.84	(265.10)	(99.45)

(1)	The weighted average number of ordinary shares has been adjusted for the 150:1 share consolidation which occurred on 22 September 2025.
(2)
The weighted average number of contingently issuable ordinary shares as at 30 June 2025 was 1.8 million (2024: 0.1 million). The inclusion of these contingently issuable ordinary shares would have the effect of reducing the loss per share. Accordingly, these potential ordinary shares have not been included in the determination of diluted earnings per share.

Basic earnings per share

Basic earnings per share amounts are calculated based on profit or loss attributable to equity holders of Elevra Lithium Limited and the weighted average number of ordinary shares outstanding during the year.

Diluted earnings per share

Dilutive earnings per share amounts are calculated based on profit or loss attributable to equity holders of Elevra Lithium Limited and the weighted average number of ordinary shares outstanding after adjustment for the effects of all dilutive potential ordinary shares.